Exhibit 10.37

SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT, dated as of the 14th day of November, 2006 (this “Amendment”), is between Nabi Biopharmaceuticals, a Delaware corporation (the “Seller”), and Fresenius USA Manufacturing, Inc., a Delaware corporation (the “Buyer”), and amends the Asset Purchase Agreement (the “Purchase Agreement”), dated as of October 11, 2006, by and between the Buyer and the Seller.

BACKGROUND STATEMENT

Pursuant to the Purchase Agreement, the Buyer agreed to purchase from the Seller, and the Seller agreed to sell to the Buyer, the Seller’s PhosLo Business.

The Buyer and the Seller desire to amend the Purchase Agreement as provided herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement.

Section 2. ASN Milestone. Section 3.11(b)(iv) of the Purchase Agreement is hereby amended by substituting the amount “$3,000,000” for the amount “$2,500,000.”

Section 3. ASN Costs. The Seller hereby agrees to pay up to $[********] of the costs listed on Schedule 1 hereto, which are the costs of the PhosLo Business to be incurred in connection with the 2006 meeting of the American Society of Nephrology. If more than $[********] of such costs are paid by the Seller, the Buyer shall reimburse such costs to the Seller, up to a maximum amount of $[*******], promptly upon request therefor. If the aggregate amount of the Seller’s payments hereunder total less than $[********], the Seller shall, promptly upon the request of the Buyer, pay such shortfall to the Buyer as reimbursement of certain other expenses of the Buyer with respect to such meeting, so that the Seller’s payments hereunder total $[********].

Section 4. Effectiveness of this Amendment. This Amendment shall be effective upon execution hereof by the parties hereto.

Section 5. Effect of Amendment. From and after the effective date of this Amendment, all references to the Purchase Agreement set forth in any other document or other agreement or instrument shall, unless otherwise specifically provided, be references to the

Purchase Agreement as amended by this Amendment. This Amendment shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Purchase Agreement except as expressly set forth herein. Except as expressly amended hereby, the Purchase Agreement shall remain in full force and effect in accordance with its terms.

Section 6. Governing Law. The execution, interpretation and performance of this Amendment shall be governed by the internal laws and judicial decisions of the Commonwealth of Massachusetts.

Section 7. Counterparts; Electronic Signatures. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be executed on signature pages exchanged by facsimile or other electronic means, in which event each party shall promptly deliver to the others such number of original executed copies as the others may reasonably request.

(This remainder of this page is intentionally left blank.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

NABI BIOPHARMACEUTICALS

By:	/s/ Thomas H. McLain
Name:	Thomas H. McLain
Title:	Chairman, President and CEO

FRESENIUS USA MANUFACTURING, INC.

By:	/s/ Rice Powell
Name:	Rice Powell
Title:	President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

NABI BIOPHARMACEUTICALS

By:
Name:	Thomas H. McLain
Title:	Chairman, President and CEO

FRESENIUS USA MANUFACTURING, INC.

By:	/s/ Rice Powell
Name:	Rice Powell
Title:	President

4